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                                                                     EXHIBIT 4.2

                                                                  EXECUTION COPY
                            RSL COMMUNICATIONS, LTD.

                  7 1/2% Series A Convertible Preferred Shares

                          Registration Rights Agreement

                                                               February 22, 2000
Goldman, Sachs & Co.,
Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Lehman Brothers Inc.
As representatives of the several Purchasers
   named in Schedule I to the Purchase Agreement
c/o Goldman Sachs & Co.
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

         RSL Communications, Ltd., a Bermuda corporation (the "Issuer"), proposes to issue and sell to the Purchasers (as defined herein) upon the terms set forth in the Purchase Agreement (as defined herein) its 7 1/2% Series A Convertible Preferred Shares (the "Securities"). As an inducement to the Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Purchasers thereunder, the Issuer agrees with the Purchasers for the benefit of holders (as defined herein) from time to time of the Transfer Restricted Securities (as defined herein) as follows:

         1.       Definitions.

         (a) Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Purchase Agreement. As used in this Agreement, the following defined terms shall have the following meanings:

         "Act" or "Securities Act" means the United States Securities Act of 1933, as amended.

         "Affiliate" of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Certificate of Designation" means the certificate of designation with respect to the Securities as adopted by the Issuer and as amended, modified or supplemented from time to time in accordance with its terms.


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         "Commission" means the United States Securities and Exchange
Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

         "Common Stock" means the Issuer's Class A common shares, par value $0.00457 per share.

         "Dividend Payment Date" has the meaning assigned thereto in the Certificate of Designation.

         "DTC" means The Depository Trust Company.

         "Effectiveness Period" has the meaning assigned thereto in Section 2(b)(i) hereof.

         "Effective Time" means the date on which the Commission declares the Shelf Registration Statement effective or on which the Shelf Registration Statement otherwise becomes effective.

         "Electing Holder" has the meaning assigned thereto in Section 3(a)(iii) hereof.

         "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

         "First Time of Delivery" has the meaning assigned thereto in the Purchase Agreement.

         The term "holder" means, when used with respect to any Security, the record holder of such Security and, with respect to any Common Stock, the record holder of such Common Stock.

         "Incorporated Document" means any filing made by the Issuer with the Commission pursuant to Section 13, 14, or 15 of the Exchange Act and incorporated by reference into the Shelf Registration Statement.

         "Managing Underwriters" means the investment banker or investment bankers and manger or managers that shall administer an underwritten offering, if any, conducted pursuant to Section 6(a) hereof.

         "NASD Rules" means the Rules of the National Association of Securities Dealers, Inc., as amended from time to time.

         "Notice and Questionnaire" means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

         The term "person" means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

         "Prospectus" means the prospectus (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement


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in reliance upon Rule 430A under the Act) included in the Shelf Registration
Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Transfer Restricted Securities covered by the Shelf Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Issuer under the Exchange Act and incorporated by reference therein.

         "Purchase Agreement" means the purchase agreement dated February 14, 2000, between the Purchasers and the Issuer relating to the Securities.

         "Purchasers" means the purchasers named in Schedule I to the Purchase Agreement.

         "Registration Default" has the meaning assigned thereto in Section 6(a) hereof.

         "Registration Default Period" means each period during which a Registration Default has occurred and is continuing.

         "Rules and Regulations" means the published rules and regulations of the Commission promulgated under the Securities Act or the Exchange Act, as in effect at any relevant time.

         "Shelf Registration" means a registration effected pursuant to Section 2 hereof.

         "Shelf Registration Statement" means a "shelf" registration statement filed under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Transfer Restricted Securities pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission, filed by the Issuer pursuant to the provisions of Section 2 of this Agreement, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

         "Special Dividends" has the meaning assigned thereto in Section 7(a) hereof.

         "Time of Delivery" has the meaning assigned thereto in the Purchase Agreement.

         "Transfer Restricted Securities" means all or any portion of the Securities and the shares of Common Stock issuable upon conversion of such Securities or in satisfaction of any dividend or other payment on the Securities until (a) the date on which such security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (b) the date on which such security is distributed to the public pursuant to Rule 144 under the Securities Act or may be distributed to the public pursuant to Rule 144(k) under the Securities Act.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, as the same shall be amended from time to time.


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         The term "underwriter" means any underwriter of Transfer Restricted
Securities in connection with an offering thereof under a Shelf Registration Statement.

         2. Shelf Registration.

         (a) The Issuer shall, within 90 calendar days following the First Time of Delivery, file with the Commission a Shelf Registration Statement relating to the offer and sale of the Transfer Restricted Securities and, thereafter, shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective under the Act within 180 calendar days following the First Time of Delivery; provided, however, that no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the Prospectus forming a part thereof for resales of Transfer Restricted Securities unless such holder is an Electing Holder.

         (b) The Issuer shall use its reasonable best efforts:

                  (i) Subject to Section 3(j), to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by holders for resales of Transfer Restricted Securities for a period of two years from the last Time of Delivery, or such shorter period that will terminate when there are no Transfer Restricted Securities outstanding other than Transfer Restricted Securities held by Affiliates of the Issuer (in either case, such period being referred to herein as the "Effectiveness Period") ;

                  (ii) After the Effective Time of the Shelf Registration Statement, promptly upon the request of any holder of Transfer Restricted Securities that is not then an Electing Holder, to take any action reasonably necessary to enable such holder to use the Prospectus forming a part thereof for resales of Transfer Restricted Securities, including, without limitation, any action necessary to identify such holder as a selling securityholder in the Shelf Registration Statement; provided, however, that nothing in this subparagraph shall relieve such holder of the obligation to return a completed and signed Notice and Questionnaire to the Issuer in accordance with Section 3(a)(2) hereof; and

                  (iii) If at any time the Securities, pursuant to Section 7 of the Certificate of Designation, are convertible into securities other than Common Stock, the Issuer shall, or shall cause any successor under the Certificate of Designation to, cause such securities to be included in the Shelf Registration Statement no later than the date on which the Securities may then be convertible.

The Issuer shall be deemed not to have used its best efforts to keep the Shelf Registration Statement effective during the Effectiveness Period if the Issuer voluntarily takes any action that would result in Electing Holders not being able to offer and sell any of their Transfer Restricted Securities during such period, unless (i) such action is required by applicable law, or (ii) the Issuer determines based upon the advice of counsel that it is advisable to disclose in the Shelf Registration Statement a financing, acquisition or other corporate transaction, and the Board of Directors of the Issuer shall have determined in good faith that such disclosure is not in the best interests of the Issuer and its shareholders, and, in the case of clause (i) above, the Issuer thereafter promptly complies with the requirements of paragraph 3(j) below.


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         3. Registration Procedures. In connection with the Shelf Registration
Statement, the following provisions shall apply:

         (a) (i) Not less than 30 calendar days prior to the Effective Time of the Shelf Registration Statement, the Issuer shall mail the Notice and Questionnaire to the holders of Transfer Restricted Securities. No holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no holder shall be entitled to use the Prospectus forming a part thereof for resales of Transfer Restricted Securities at any time, unless such holder has returned a completed and signed Notice and Questionnaire to the Issuer by the deadline for response set forth therein; provided, however, holders of Transfer Restricted Securities shall have at least 28 calendar days from the date on which the Notice and Questionnaire is first mailed to such holders to return a completed and signed Notice and Questionnaire to the Issuer.

         (ii) After the Effective Time of the Shelf Registration Statement, the Issuer shall, upon the request of any holder of Transfer Restricted Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such holder. The Issuer shall not be required to take any action to name such holder as a selling securityholder in the Shelf Registration Statement or to enable such holder to use the Prospectus forming a part thereof for resales of Transfer Restricted Securities until such holder has returned a completed and signed Notice and Questionnaire to the Issuer.

         (iii) term "Electing Holder" shall mean any holder of Transfer Restricted Securities that has returned a completed and signed Notice and Questionnaire to the Issuer in accordance with
                  Section 3(a)(i) or 3(a)(ii) hereof, but only so long as such holder holds any Transfer Restricted Securities that such holder has elected pursuant to such Notice and Questionnaire to include in the Shelf Registration Statement.

         (b) The Issuer shall furnish to each Electing Holder, prior to the Effective Time, a copy of the Shelf Registration Statement initially filed with the Commission, and shall furnish to such holders, prior to the filing thereof with the Commission, copies of each amendment thereto and each amendment or supplement, if any, to the Prospectus included therein, and shall use its best efforts to reflect in each such document, at the Effective Time or when so filed with the Commission, as the case may be, such comments as such holders and their respective counsel reasonably may propose; provided, however, that the Issuer shall be required to furnish an Incorporated Document only as promptly as practicable following its filing with the Commission.

         (c) The Issuer shall promptly take such action as may be necessary so that (i) each of the Shelf Registration Statement and any amendment thereto and the Prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, (ii) each of the Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) each of the Prospectus forming part of the Shelf Registration Statement, and any amendment or


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supplement to such Prospectus, does not at any time during the Effectiveness
Period include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (d) The Issuer shall notify the Purchasers and their counsel when the Shelf Registration Statement and any amendment thereto has been filed with the Commission and of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information.
The Issuer also shall promptly advise each Electing Holder, and shall confirm such advice in writing if so requested by any such holder:

                  (i) when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

                  (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or any post-effective amendment thereto has become effective;

                  (iii) of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the shares included in the Shelf Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

                  (iv) of the suspension of the use of the Prospectus pursuant to Section 3(j) or of the happening of any event or the existence of any state of facts that requires the making of any changes in the Shelf Registration Statement or the Prospectus included therein so that, as of such date, such Shelf Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to such holders to suspend the use of the Prospectus until the requisite changes have been made); provided that such notice shall not be required to specify the nature of the event or circumstances giving rise to such notice requirement.

         (e) The Issuer shall use its best efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of the Shelf Registration Statement at the earliest possible time.

         (f) The Issuer shall furnish to each Electing Holder at the request of such Holder, without charge, at least one copy of the Shelf Registration Statement and all post-effective amendments thereto, including financial statements and schedules, and all reports, other documents and exhibits that are filed with or incorporated by reference in the Shelf Registration Statement.

         (g) The Issuer shall, during the Effectiveness Period, deliver to each Electing Holder, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in the Shelf Registration Statement and any amendment or



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supplement thereto as such Electing Holder may reasonably request; and the
Issuer consents (except during the continuance of any event described in Section 3(d)(v) above) to the use of the Prospectus and any amendment or supplement thereto by each of the Electing Holders in connection with the offering and sale of the Transfer Restricted Securities covered by the Prospectus and any amendment or supplement thereto during the Effectiveness Period.

         (h) Prior to any offering of Transfer Restricted Securities pursuant to the Shelf Registration Statement, the Issuer shall (i) register or qualify or cooperate with the Electing Holders and their respective counsel in connection with the registration or qualification of such Transfer Restricted Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions within the United States as any Electing Holders may reasonably request, (ii) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for so long as may be necessary to enable any Electing Holder or underwriter, if any, to complete its distribution of Transfer Restricted Securities pursuant to the Shelf Registration Statement, and (iii) take any and all other actions necessary or advisable to enable the disposition in such jurisdictions of such Transfer Restricted Securities; provided, however, that in no event shall the Issuer be obligated to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 3(h) or (B) file any general consent to service of process or subject itself to taxation in any jurisdiction where as of the date hereof it has not filed or is not so subject.

         (i) Unless any Transfer Restricted Securities shall be in book-entry only form, the Issuer shall cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold pursuant to the Shelf Registration Statement, which certificates, if so required by any securities exchange upon which any Transfer Restricted Securities are listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, and which certificates shall be free of any restrictive legends and in such permitted denominations and registered in such names as Electing Holders may request in connection with the sale of Transfer Restricted Securities pursuant to the Shelf Registration Statement.

         (j) Upon the occurrence of any fact or event contemplated by paragraph 3(d)(v) above, the Issuer shall promptly prepare a post-effective amendment or supplement to the Shelf Registration Statement or the Prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Transfer Restricted Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, if the Issuer determines that it is advisable to disclose in the Shelf Registration Statement a financing, acquisition or other corporate transaction, and the Board of Directors of the Issuer shall have determined in good faith that such disclosure would not be in the best interests of the Issuer and its stockholders, the Issuer shall not be required to prepare and file such amendment, supplement or document for such period or periods as the Board of Directors of the Issuer shall have determined in good faith is in the best interests of the Issuer and shall be entitled to suspend the availability of the Shelf Registration Statement, provided further, however that such period or periods of


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suspension shall not exceed 90 days in the aggregate in any consecutive 365-day period. If the Issuer notifies the Electing Holders of the occurrence of any event contemplated by paragraph 3(d)(v) above, each Electing Holder agrees, as a consequence of the inclusion of any of such holder's Transfer Restricted Securities in the Shelf Registration Statement, to suspend the use of the Prospectus until the requisite changes to the Prospectus have been made. The Issuer shall promptly notify each Electing Holder of the cessation of any suspension hereunder.

         (k) The Issuer shall use its best efforts to comply with all applicable Rules and Regulations, and to make generally available to its shareholders as soon as practicable, but in any event not later than eighteen months after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of the Shelf Registration Statement, (ii) the effective date of each post-effective amendment to the Shelf Registration Statement, and (iii) the date of each filing by the Issuer with the Commission of an Annual Report on Form 10-K that is incorporated by reference in the Shelf Registration Statement, an earning statement of the Issuer and its subsidiaries complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Issuer, Rule 158).

         (l) In the event of an underwritten offering conducted pursuant to
Section 6 hereof, the Issuer shall, if requested, promptly include or incorporate in a Prospectus supplement or post-effective amendment to the Shelf Registration Statement such information as the Managing Underwriters reasonably agree should be included therein and to which the Issuer does not reasonably object and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment.

         (m) The Issuer shall enter into such customary agreements (including an underwriting agreement in customary form in the event of an underwritten offering conducted pursuant to Section 6 hereof) and take all other appropriate action in order to expedite and facilitate the registration and disposition of the Transfer Restricted Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures substantially identical to those set forth in Section 5 hereof with respect to all parties to be indemnified pursuant to Section 5 hereof.

         (n) The Issuer shall:

                   (i) (A) make reasonably available for inspection by Electing Holders, any underwriter participating in any disposition pursuant to the Shelf Registration Statement, and any attorney or accountant retained by such holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Issuer and its subsidiaries, and (B) cause the Issuer's officers, directors and employees to supply all information reasonably requested by such holders or any such underwriter, attorney or accountant in connection with the Shelf Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that all records, information and documents that are designated in writing by the Issuer, in good faith, as confidential shall be kept confidential by such holders and any such underwriter, attorney or accountant, unless such disclosure is made in


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         connection with a court proceeding or required by law, or such records, information or documents become available to the public generally
         (other than in violation of this Agreement) or through a third party without an accompanying obligation of confidentiality; and provided further that, if the foregoing inspection and information gathering would otherwise disrupt the Issuer's conduct of its business, such inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the Electing Holders and the other parties entitled thereto by one counsel designated by and on behalf of Electing Holders and other parties;

                  (ii) in connection with any underwritten offering conducted pursuant to Section 6 hereof, make such representations and warranties to the holders participating in such underwritten offering and to the Managing Underwriters, in form, substance and scope as are customarily made by the Issuer to underwriters in primary underwritten offerings of equity and covering matters including, but not limited to, those set forth in the Purchase Agreement;

                  (iii) in connection with any underwritten offering conducted pursuant to Section 6 hereof, obtain opinions of counsel to the Issuer (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters) addressed to each holder participating in such underwritten offering and the underwriters, covering such matters as are customarily covered in opinions requested in primary underwritten offerings of equity and such other matters as may be reasonably requested by such holders and underwriters (it being agreed that in addition to the matters to be covered by such opinions there shall be included a statement of counsel to the effect that, as of the date of the opinion and as of the Effective Time of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, while such counsel is not passing upon, and shall nave no responsibility for, the accuracy or completeness of the Shelf Registration Statement or the Prospectus, such counsel has no reason to believe that, the Shelf Registration Statement, the Prospectus or such amendment thereto contains an untrue statement of material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading ;

                  (iv) in connection with any underwritten offering conducted pursuant to Section 6 hereof, obtain "cold comfort" letters and updates thereof from the independent public accountants of the Issuer (and, if necessary, from the independent public accountants of any subsidiary of the Issuer or of any business acquired by the Issuer for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each holder participating in such underwritten offering (if such holder has provided such letter, representations or documentation, if any, required for such cold comfort letter to be so addressed) and the underwriters, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and

                  (v) in connection with any underwritten offering conducted pursuant to Section 6 hereof, obtain "cold comfort" letters and updates thereof from the independent public accountants of the Issuer (and, if necessary, from the


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         independent public accountants of any subsidiary of the Issuer or of any business acquired by the Issuer for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each holder participating in such underwritten offering (if such holder has provided such letter, representations or documentation, if any, required for such cold comfort letter to be so addressed) and the underwriters, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings.

         (o) The Issuer will use its reasonable best efforts to cause the Common Stock issuable upon conversion of the Securities to be listed for quotation on the National Association of Securities Dealers Automated Quotations National Market System or other stock exchange or trading system on which the Common Stock primarily trades on or prior to the Effective Time of the Shelf Registration Statement hereunder.

         (p) In the event that any broker-dealer registered under the Exchange Act shall be an "affiliate" (as defined in Rule 2720(b)(1) of the NASD Rules (or any successor provision thereto)) of the Issuer or has a "conflict of interest" (as defined in Rule 2720(b)(7) of the NASD Rules (or any successor provision thereto)) and such broker-dealer shall underwrite, participate as a member of an underwriting syndicate or selling group or assist in the distribution of any Transfer Restricted Securities covered by the Shelf Registration Statement, whether as a holder of such Transfer Restricted Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Issuer shall assist such broker-dealer in complying with the requirements of the NASD Rules, including, without limitation, by (A) engaging a "qualified independent underwriter" (as defined in Rule 2720(b)(15) of the NASD Rules (or any successor provision thereto)) to participate in the preparation of the registration statement relating to such Transfer Restricted Securities, to exercise usual standards of due diligence in respect thereto and to recommend the public offering price of such Transfer Restricted Securities, (B) indemnifying such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof, and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the NASD Rules.

         (q) The Issuer shall use its best efforts to take all other steps necessary to effect the registration, offering and sale of the Transfer Restricted Securities covered by the Shelf Registration Statement contemplated hereby.

         4. Registration Expenses. The Issuer shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 2, 3 and 6 hereof. In addition, in the event of an underwritten offering of Transfer Restricted Securities conducted pursuant to Section 6 hereof, or if in any other event the Issuer requires that inspection and information gathering be coordinated by counsel for the Electing Holders as provided in Section 3(n)(i) hereof, the Issuer shall pay the fees and expenses of a single counsel, which shall be Cravath, Swaine & Moore, unless another counsel shall be selected by the Electing Holders of more than 50% of the Transfer Restricted Securities to be included in such underwritten offering (or, in any such other event, included in the Shelf Registration Statement) to represent them.


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         5. Indemnification and Contribution.

         (a) Indemnification by the Issuer. Upon the registration of the Transfer Restricted Securities pursuant to Section 2 hereof, the Issuer shall indemnify and hold harmless each Electing Holder and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Transfer Restricted Securities, and each of their respective officers and directors and each person who controls such Electing Holder, underwriter, selling agent or other securities professional within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes referred to as an "Indemnified Person") against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement under which such Transfer Restricted Securities are to be registered under the Securities Act, or any Prospectus contained therein or furnished by the Issuer to any Indemnified Person, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Issuer hereby agrees to reimburse such Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Issuer shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Shelf Registration Statement or Prospectus, or amendment or supplement, in reliance upon and in conformity with written information furnished to the Issuer by such Indemnified Person expressly for use therein.

         (b) Indemnification by the Holders and any Agents and Underwriters. Each Electing Holder agrees, as a consequence of the inclusion of any of such holder's Transfer Restricted Securities in such Shelf Registration Statement, and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Transfer Restricted Securities shall agree, as a consequence of facilitating such disposition of Transfer Restricted Securities, severally and not jointly, to (i) indemnify and hold harmless the Issuer, its directors, officers who sign any Shelf Registration Statement and each person, if any, who controls the Issuer within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Issuer or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Shelf Registration Statement or Prospectus, or any amendment or supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuer by such holder, underwriter, selling agent or other securities professional expressly for use therein, and (ii) reimburse the Issuer for any legal or other expenses reasonably incurred by the Issuer in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 5, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 5. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party under this
Section 5 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (d) Contribution. If the indemnification provided for in this Section 5 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation (even if the Electing Holders or any underwriters, selling agents or other securities professionals or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 5(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Electing Holders and any underwriters, selling agents or other securities professionals in this Section 5(d) to contribute shall be several in proportion to the percentage of principal amount of Transfer Restricted Securities registered or underwritten, as the case may be, by them and not joint.

         (e) Notwithstanding any other provision of this Section 5, in no event will any (i) Electing Holder be required to undertake liability to any person under this Section 5 for any amounts in excess of the dollar amount of the proceeds to be received by such holder from the sale of such holder's Transfer Restricted Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Shelf Registration Statement under which such Transfer Restricted Securities are to be registered under the Securities Act and (ii) underwriter, selling agent or other securities professional be required to undertake liability to any person hereunder for any amounts in excess of the discount, commission or other compensation payable to such underwriter, selling agent or other securities professional with respect to the Transfer Restricted Securities underwritten by it and distributed to the public.

         (f) The obligations of the Issuer under this Section 5 shall be in addition to any liability which the Issuer may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this Section 5 shall be in addition to any liability which such Indemnified Person may otherwise have to the Issuer. The remedies provided in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

         6. Underwritten Offering. Any holder of Transfer Restricted Securities who desires to do so may sell Transfer Restricted Securities (in whole or in part) in an underwritten offering; provided that (i) the Electing Holders of at least a majority in aggregate principal amount of the Transfer Restricted Securities then covered by the Shelf Registration Statement shall request such an offering and (ii) at least such aggregate principal amount of such Transfer Restricted Securities shall be included in such offering; and provided further that the Issuer shall not be obligated to cooperate with more than one underwritten offering during the Effectiveness Period. Upon receipt of such a request, the Issuer shall provide all holders of Transfer Restricted Securities written notice of the request, which notice shall inform such holders that they have the opportunity to participate in the offering. In any such underwritten offering, the investment banker or bankers and manager or managers that will administer the offering will be selected by, and the underwriting arrangements with respect thereto (including the size of the offering) will be approved by, the holders of a majority of the Transfer Restricted Securities to be included in such offering; provided, however, that such investment bankers and managers and underwriting arrangements must be reasonably satisfactory to the Issuer. No holder may participate in any underwritten offering contemplated hereby unless
(a) such holder agrees to sell such holder's Transfer Restricted Securities to be included in the underwritten offering in accordance with any approved underwriting arrangements, (b) such holder completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such approved underwriting arrangements, and (c) if such holder is not then an Electing

Holder, such holder returns a completed and signed Notice and Questionnaire to the Issuer in accordance with Section 3(a)(ii) hereof within a reasonable amount of time before such underwritten offering. The holders participating in any underwritten offering shall be responsible for any underwriting discounts and commissions and fees and, subject to Section 4 hereof, expenses of their own counsel. The Issuer shall pay all expenses customarily borne by issuers, including but not limited to filing fees, the fees and disbursements of its counsel and independent public accountants and any printing expenses incurred in connection with such underwritten offering. Notwithstanding the foregoing or the provisions of Section 3(l) hereof, upon receipt of a request from the Managing Underwriter or a representative of holders of a majority of the Transfer Restricted Securities to be included in an underwritten offering to prepare and file an amendment or supplement to the Shelf Registration Statement and Prospectus in connection with an underwritten offering, the Issuer may delay the filing of any such amendment or supplement for up to 90 days if the Board of Directors of the Issuer shall have determined in good faith that the Issuer has a bona fide business reason for such delay.

         7. Special Dividends.

         (a) The Issuer and the Purchasers agree that the Electing Holders shall suffer damages if the Issuer fails to fulfill its obligations pursuant to
Section 2 hereof and that it would not be possible to ascertain the extent of such damages. Accordingly, the Issuer hereby agrees to pay special dividends ("Special Dividends") to each Electing Holder under the circumstances and to the extent set forth below:

                  (i) if the Shelf Registration Statement has not been filed within 90 days of the First Time of Delivery or has not been declared effective by the Commission within 180 days after the First Time of Delivery; or

                  (ii) if the Shelf Registration Statement has been declared effective by the Commission but, during the Effectiveness Period, is withdrawn by the Issuer or becomes subject to an effective stop order issued pursuant to Section 8(d) of the Securities Act suspending the effectiveness of the Shelf Registration Statement (without being succeeded by an additional registration statement filed and declared effective or by a post-effective amendment to such Shelf Registration Statement that cures such failure and that is itself immediately declared effective) for any period of ten consecutive trading days that are also business days or for any 20 trading days that are also business days in any 180-day period in connection with resales of Transfer Restricted Securities or if the availability of the Shelf Registration Statement is suspended by the Issuer pursuant to Section 3(j) hereof (each of the foregoing clauses (i) and (ii), a "Registration Default").

         (b) In the event of each such Registration Default, the Issuer shall pay Special Dividends to each holder of Transfer Restricted Securities at a per annum rate of 0.5% of the liquidation preference for any Registration Default Period. Following the cure of all Registration Defaults relating to any Transfer Restricted Securities, the accrual of Special Dividends with respect to such Transfer Restricted Securities shall cease (without in any way limiting the effect of any subsequent Registration Default). A Registration Default under clause 7(a)(i) above shall be cured on the date that the Shelf Registration Statement is declared effective by the Commission. A Registration Default under clause 7(a)(ii) above shall be cured on the date the Shelf Registration Statement is declared effective or becomes usable and the Electing Holders are provided notice thereof.

         (c) Special Dividends, if paid in cash, shall be paid by the Issuer to the record holders of Transfer Restricted Securities on each Dividend Payment Date by mailing checks to their registered addresses as they appear in the Securities register if no such accounts have been specified on or before the Dividend Payment Date; provided that any Special Dividends accrued with respect to any Securities or portion thereof called for redemption on a redemption date or converted into Common Stock on a conversion date prior to the Dividend Payment Date, shall, in any such event, be paid instead to the holder that submitted such Securities for redemption or conversion on the applicable redemption date or conversion date, as the case may be, on such date (promptly following the conversion date, in the case of conversion of Securities). Each obligation to pay Special Dividends shall be deemed to commence accruing on the date of the applicable Registration Default and to cease accruing when all Registration Defaults have been cured.

         (d) All Special Dividends with respect to any of Transfer Restricted Securities, that remain unpaid when such Securities cease to be Transfer Restricted Securities or cease to be outstanding, shall remain unpaid obligations of the Issuer until they have been paid in full.

         7. Miscellaneous.

         (a) Other Registration Rights. The Issuer may grant registration rights that would permit any Person that is a third party the right to piggy-back on any Shelf Registration Statement, provided that if the Managing Underwriter of any underwritten offering conducted pursuant to Section 6 hereof notifies the Issuer and the Electing Holders that the total amount of securities which the Electing Holders and the holders of such piggy-back rights intend to include in any Shelf Registration Statement is so large as to materially threaten the success of such offering (including the price at which such securities can be sold), then the amount, number or kind of securities to be offered for the account of holders of such piggy-back rights will be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount, number and kind recommended by the Managing Underwriter prior to any reduction in the amount of Registrable Securities to be included in such Shelf Registration Statement.

         (b) Amendments and Waivers. This Agreement, including this Section 7(a), may be amended, and waivers or consents to departures from the provisions hereof may be given, only by a written instrument duly executed by the Issuer and the holders of a majority in aggregate liquidation preference of Transfer Restricted Securities then outstanding. Each holder of Transfer Restricted Securities outstanding at the time of any such amendment, waiver or consent or thereafter shall be bound by any amendment, waiver or consent effected pursuant to this Section 7(b), whether or not any notice, writing or marking indicating such amendment, waiver or consent appears on the Transfer Restricted Securities or is delivered to such holder.

         (c) Notices. All notices and other communications provided for or permitted hereunder shall be given as provided in the Purchase Agreement.

(d) Parties in Interest. The parties to this Agreement intend that all holders of Transfer Restricted Securities shall be entitled to receive the benefits of this Agreement and that any holder of Transfer Restricted Securities shall be bound by the terms and provisions of this Agreement by reason of such election with respect to the Transfer Restricted Securities which are included in a Shelf Registration Statement. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto and any holder from time to time of the Transfer Restricted Securities to the aforesaid extent. In the event that any transferee of any holder of Transfer Restricted Securities shall acquire Transfer Restricted Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement to the aforesaid extent.

         (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (f) Headings. The headings in this agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         (h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

         (i) Survival. The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Electing Holder, any director, officer or partner of such holder, any agent or underwriter, any director, officer or partner of such agent or underwriter, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Transfer Restricted Securities of such holder.

         Please confirm that the foregoing correctly sets forth the agreement between the Issuer and you.


                                   Very truly yours,

                                   RSL Communications, Ltd.


                                   By: /s/ Donald R. Shassian
                                       --------------------------------
                                      Name:
                                      Title:


Accepted as of the date hereof:

Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Lehman Brothers Inc.


By: /s/ Goldman Sachs & Co.
   ---------------------------
   (Goldman, Sachs & Co.)

On Behalf of Each of the Purchasers

                                                                       Exhibit A


                            RSL Communications, Ltd.

                         INSTRUCTION TO DTC PARTICIPANTS

                                (Date of Mailing)

                     URGENT - IMMEDIATE ATTENTION REQUESTED

                             DEADLINE FOR RESPONSE:


                  The Depository Trust Company ("DTC") has identified you as a DTC Participant through which beneficial interests in RSL Communications, Ltd. (the "Issuer") Series A Convertible Preferred Shares (the "Securities") are held.

                  The Issuer is in the process of registering the Securities under the Securities Act of 1933 for resale by the beneficial owners thereof. In order to have their Securities included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.

                  It is important that beneficial owners of the Securities receive a copy of the enclosed materials as soon as possible as their rights to have the Securities included in the registration statement depend upon their returning the Notice and Questionnaire by [ ]. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Securities through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact [Name, address and telephone number of contact at the Issuer].

                            RSL Communications, Ltd.

                        Notice of Registration Statement
                                      and
                      Selling Securityholder Questionnaire

                                     (Date)


                  Reference is hereby made to the Registration Rights Agreement (the "Registration Rights Agreement") between RSL Communications, Ltd. (the "Issuer") and the Purchasers named therein. Pursuant to the Registration Rights Agreement, the Issuer has filed with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form [S-3] (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Issuer's 7 1/2% Series A Convertible Preferred Shares (the "Securities") and the Class A common shares, par value $0.01 per share (the "Common Stock"), issuable upon conversion thereof. A copy of the Registration Rights Agreement is attached hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

                  Each beneficial owner of Transfer Restricted Securities (as defined below) is entitled to have the Transfer Restricted Securities beneficially owned by it included in the Shelf Registration Statement. In order to have Transfer Restricted Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to the Issuer's counsel at the address set forth herein for receipt ON
OR BEFORE                       . Beneficial owners of Transfer Restricted
Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Transfer Restricted Securities.

                  Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Transfer Restricted Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

                  The term "Transfer Restricted Securities" is defined in the Registration Rights Agreement to mean all or any portion of the Securities and the shares of Common Stock issuable upon conversion of such Securities or in satisfaction of any dividend or other payment on the securities until (a) the date on which such security has been effectively registered under the Securities Act and disposed of in accordance with the shelf registration statement or (b) the date on which such security is distributed to the public pursuant to Rule 144 under the Securities Act or may be distributed to the public pursuant to Rule 144(k) under the Securities Act.

                                    ELECTION

                  The undersigned holder (the "Selling Securityholder") of Transfer Restricted Securities hereby elects to include in the Shelf Registration Statement the Transfer Restricted Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Transfer Restricted Securities by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement, including, without limitation, Section 5 of the Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

                  Upon any sale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Issuer and Trustee the Notice of Transfer set forth in Appendix A to the Prospectus. This Notice of Transfer is set forth as Exhibit A to the Prospectus and as Exhibit B to the Registration Rights Agreement.

                  The Selling Securityholder hereby provides the following information to the Issuer and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE

(1)      (a)      Full Legal Name of Selling Securityholder:
                  --------------------------------------------------------------

         (b)      Full Legal Name of Registered holder (if not the same as in
                  (a) above) of Transfer Restricted Securities Listed in Item
                  (3) below:
                  --------------------------------------------------------------

         (c) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) Through Which Transfer Restricted Securities Listed in Item (3) below are Held:
                  --------------------------------------------------------------

(2)               Address for Notices to Selling Securityholder:
                  --------------------------------------------------------------

                  Telephone:-------------------------------
                  Fax:-------------------------------------
                  Contact Person:--------------------------

(3)               Beneficial Ownership of Securities:

                  Except as set forth below in this Item (3), the undersigned does not beneficially own any Securities or shares of Common Stock issued upon conversion of any Securities.

         (a) Principal amount of Transfer Restricted Securities (as defined in the Registration Rights Agreement) beneficially owned:-----

                  CUSIP No(s). of such Transfer Restricted Securities:---------- Number of shares of Common Stock (if any) issued upon conversion of such Transfer Restricted Securities:------------

         (b) Principal amount of Securities other than Transfer Restricted Securities beneficially owned:
                  --------------------------------------------------------------

                  CUSIP No(s). of such other Securities:------------------------

                  Number of shares of Common Stock (if any) issued upon conversion of such other Securities:--------------------------

         (c) Principal amount of Transfer Restricted Securities which the undersigned wishes to be included in the Shelf Registration Statement:----------------------------------------------------
                  CUSIP No(s). of such Transfer Restricted Securities to be included in the Shelf Registration Statement:-----------

                  Number of shares of Common Stock (if any) issued upon conversion of Transfer Restricted Securities which are to be included in the Shelf Registration Statement:-----------------

(4)               Beneficial Ownership of Other Securities of the Issuer:

                  Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any shares of Common Stock or any other securities of the Issuer, other than the Securities and shares of Common Stock listed above in Item (3).

                  State any exceptions here:

(5)               Relationships with the Issuer:

                  Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Issuer (or its predecessors or affiliates) during the past three years.

                  State any exceptions here:

(6)               Plan of Distribution:

                  Except as set forth below, the undersigned Selling Securityholder intends to distribute the Transfer Restricted Securities listed above in Item (3) only as follows (if at all): Such Transfer Restricted Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through underwriters, broker-dealers or agents. Such Transfer Restricted Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Transfer Restricted Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Transfer Restricted Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Transfer Restricted Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Transfer Restricted Securities short and deliver Transfer Restricted Securities to close out such short positions, or loan or pledge Transfer Restricted Securities to broker-dealers that in turn may sell such securities.

                  State any exceptions here:

         Note: In no event may such method(s) of distribution take the form of an underwritten offering of the Transfer Restricted Securities without the prior agreement of the Issuer.

         By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M.

         In the event that the Selling Securityholder transfers all or any portion of the Transfer Restricted Securities listed in Item (3) above after the date on which such information is provided to the Issuer, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

         By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Issuer in connection with the preparation of the Shelf Registration Statement and related Prospectus.

         In accordance with the Selling Securityholder's obligation under
Section 3(a) of the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Issuer of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

         (i)      To the Issuer:
                                 --------------------------
                                 --------------------------
                                 --------------------------
                                 --------------------------

         (ii)     With a copy to:
                                  --------------------------
                                  --------------------------
                                  --------------------------
                                  --------------------------

                  Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Issuer's counsel, the terms of this Notice and

Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Issuer and the Selling Securityholder (with respect to the Transfer Restricted Securities beneficially owned by such Selling Securityholder and listed in Item
(3) above). This Agreement shall be governed in all respects by the laws of the State of New York.

                  IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:--------------------------



                  --------------------------------------------------------------
                  Selling Securityholder
                  (Print/type full legal name of beneficial owner of Transfer Restricted Securities)

                  By:_________________________________________________
                  Name:
                  Title:


PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [ ] TO THE ISSUER'S COUNSEL AT:

                                   --------------------------
                                   --------------------------
                                   --------------------------
                                   --------------------------

                                                                       Exhibit B



              NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

RSL Communications, Ltd.

Attention:  [            ]

         Re: RSL Communications, Ltd.'s (the "Company") 7 1/2% Series A Convertible Preferred Shares (the "Securities")

Dear Sirs:
                  Please be advised that _____________________ has transferred $___________ aggregate principal amount of the above-referenced Securities pursuant to an effective Registration Statement on Form S-3 (File No. 333-____) filed by the Issuer.

                  We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied and that the above-named beneficial owner of the Securities is named as a "Selling Holder" in the Prospectus dated [ ], or in supplements thereto, and that the aggregate principal amount of the Securities transferred are the Securities listed in such Prospectus opposite such owner's name.

Dated:
                                                Very truly yours,
                                                ------------------------
                                                (Name)

                                           By:  ________________________
                                                (Authorized Signature)